                                                                  Exhibit 21
                                                                  to Form 10-K

                                  SUBSIDIARIES

                                        State or Jurisdiction of
Name                                           Organization                       Ownership %
----                                    ------------------------                  -----------
Samedan Oil Corporation                          Delaware            100% owned by Noble Affiliates, Inc.

Samedan Oil of Canada, Inc.                      Delaware            100% owned by Samedan Oil Corporation

Samedan of North Africa, Inc.                    Delaware            100% owned by Samedan Oil Corporation

Samedan Mediterranean Sea                     Cayman Islands         100% owned by Samedan Oil Corporation

Samedan International                         Cayman Islands         100% owned by Samedan of North Africa

Samedan Methanol                              Cayman Islands         100% owned by Samedan International

Samedan North Sea, Inc.                          Delaware            100% owned by Samedan Oil Corporation

Samedan Oil of Indonesia, Inc.                   Delaware            100% owned by Samedan Oil Corporation

Samedan Pipe Line Corporation                    Delaware            100% owned by Samedan Oil Corporation

Samedan Royalty Corporation                      Delaware            100% owned by Samedan Oil Corporation

Samedan of Tunisia, Inc.                         Delaware            100% owned by Samedan Oil Corporation

Samedan, Mediterranean Sea, Inc.                 Delaware            100% owned by Samedan Oil Corporation

Noble Gas Marketing, Inc.                        Delaware            100% owned by Noble Affiliates, Inc.

Noble Gas Pipeline, Inc.                         Delaware            100% owned by Noble Gas Marketing, Inc.

Noble Trading, Inc.                              Delaware            100% owned by Noble Affiliates, Inc.

NPM, Inc.                                        Delaware            100% owned by Noble Affiliates, Inc.

Energy Development Corporation                  New Jersey           100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Energy Development Corporation                   Delaware            100% owned (direct or indirect) by Noble
(Argentina), Inc.                                                    Affiliates, Inc.

Energy Development Corporation                   Delaware            100% owned (direct or indirect) by Noble
(China), Inc.                                                        Affiliates, Inc.

EDC                                              Denmark             100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

                                        State or Jurisdiction of
Name                                           Organization                       Ownership %
----                                    ------------------------                  -----------
Energy Development Corporation                   Delaware            100% owned (direct or indirect) by Noble
(HIPS), Inc.                                                         Affiliates, Inc.

Energy Development Corporation                   Delaware            100% owned (direct or indirect) by Noble
(Peru), Inc.                                                         Affiliates, Inc.

EDC (Tunisia), Inc.                              Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC Ecuador Ltd.                                 Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC Ecuador Limited                           Cayman Islands         100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC Senegal, Ltd.                                Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC Australia, Ltd.                              Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC Portugal, Ltd.                               Delaware            100% owned (direct or indirect )by Noble
                                                                     Affiliates, Inc.

Gasdel Pipeline System, Incorporated            New Jersey           100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Producers Services, Inc.                        New Jersey           100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

HGC, Inc.                                        Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Pelto Oil Company, Inc.                         New Jersey           100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC (UK) Ltd.                                    Delaware            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

EDC (Europe) Limited, formerly
Brabant Petroleum, Limited                    United Kingdom         100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Industrial Scotland Energy Ltd.               United Kingdom         100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Brabant Oil Ltd.                              United Kingdom         100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Brabant Oilex Ltd.                            United Kingdom         100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Brabant Petroleum USA Company                     Kansas             100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.

Burnside Overseas Exploration                 United Kingdom         100% owned (direct or indirect) by Noble
Limited                                                              Affiliates, Inc.

                                        State or Jurisdiction of
Name                                           Organization                       Ownership %
----                                    ------------------------                  -----------
EDC Marketing Company                      United Kingdom            100% owned (direct or indirect) by Noble
                                                                     Affiliates, Inc.